UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Agriculture & Natural Solutions Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION, DATED AUGUST 20, 2025

LETTER TO SHAREHOLDERS OF

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

712 Fifth Avenue, 36th Floor

New York, NY 10019

Dear Agriculture & Natural Solutions Acquisition Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held on       , 2025, at        a.m., Eastern as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast. You can participate in the virtual Shareholder Meeting, vote and submit questions via live webcast by visiting        . Please see “Questions and Answers about the Shareholder Meeting — When and where will the Shareholder Meeting be held, and how do I attend?” in the accompanying proxy statement for more information. Even if you are planning on attending the Shareholder Meeting online, please promptly submit your proxy vote by telephone or online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Shareholder Meeting.

The accompanying notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated       , 2025, and is expected to be first mailed or otherwise delivered to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — a proposal to approve by special resolution an amendment and restatement of our currently effective Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend (the “Extension”) the date by which the Company must consummate a “Business Combination” (as defined in the Articles) from November 13, 2025 (or twenty four (24) months after the closing date of the Company’s initial public offering (the “IPO”)) (the “Current Termination Date”) to November 13, 2026 (or 36 months after the closing date of the IPO) (the “Extended Termination Date” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Amended and Restated Memorandum and Articles of Association, which we refer to as the “Articles Amendment,” is set forth in Annex A to the accompanying proxy statement.
2.
Proposal No. 2 — Adjournment Proposal —  a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Shareholder Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination. You are not being asked to vote on any initial business combination at this time. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Shareholder Meeting to a later date or dates, if necessary, if our board of directors (the “Board”) determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal.

The Articles provide that the Company has until November 13, 2025 (or within 24 months after the consummation of the IPO) to complete its initial business combination. While the Company continues its search for an initial business combination target, the Board believes that there may not be sufficient time on or before the Current Termination Date to complete an initial business combination. If an initial business combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be precluded from completing an initial business combination and would be forced to liquidate. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate an initial business combination.

The Company reserves the right, at any time and without any further action by its shareholders, to cancel the Shareholder Meeting and to not submit the Extension Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled, and an initial business combination is not consummated on or before the Current Termination Date, the Company will dissolve and liquidate in accordance with the Articles.

As contemplated by the Articles, the holders of the Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) issued as part of the units offered in the IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the trust account (the “Trust Account”) established in connection with the IPO (less up to $100,000 of interest to pay dissolution expenses) as of two business days prior to the Shareholder Meeting if the Articles Amendment is implemented, regardless of whether or how such public shareholders vote in regard to the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the Articles Amendment becomes effective, holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination or, if the Company does not complete an initial business combination by the Extended Termination Date.

Additionally, if the Extension Amendment Proposal is approved, Agriculture & Natural Solutions Acquisition Sponsor LLC, our sponsor (the “Sponsor”), or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

On        , 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $       , based on the aggregate amount on deposit in the Trust Account of approximately $       million as of        , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Public Shares on The Nasdaq Stock Market LLC on        , 2025, was $       . If the closing price of the Public Shares was to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $       [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of       , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub‑clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company's warrants, which will expire worthless in the event of the Company’s winding up.

The approval of the Extension Amendment Proposal requires a special resolution under the Articles, which is a resolution passed by a majority of not less than two-thirds of the votes cast by such holders of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Amendment.

The approval of the Adjournment Proposal, if presented, requires an ordinary resolution under the Articles, which is a resolution passed by a simple majority of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting.

The Board has fixed the close of business on       , 2025, as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Shareholder Meeting will be available for 10 days before the Shareholder Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Shareholder Meeting.

The Company believes that it is in the best interests of the Company that the Company effect the Articles Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Your vote is important. If you are a shareholder of record, whether or not you plan to attend the Shareholder Meeting, please sign, date and return your proxy card or submit your proxy by telephone or over the internet by following the instructions on your proxy card as soon as possible to make sure that your shares are represented at the Shareholder Meeting. If you are a shareholder of record, you may also cast your vote in person (virtually) at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting virtually, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. You can also attend the Shareholder Meeting and vote online. Even if you have previously voted by submitting a proxy pursuant to any of the methods noted above, you may withdraw your proxy and vote online.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT (LESS UP TO $100,000 OF INTEREST TO PAY DISSOLUTION EXPENSES) AND TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRANSFER AGENT”) PRIOR TO 5:00 P.M. EASTERN TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER OR DELIVER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE ((IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read these materials carefully and vote your shares.

Dated:	2025
By Order of the Board of Directors of Agriculture & Natural Solutions Acquisition Corporation,

Robert (Bert) Glover Chief Executive Officer and Director

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION
712 Fifth Avenue, 36th Floor
New York, NY 10019

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION
TO BE HELD ON        , 2025

To the Shareholders of Agriculture & Natural Solutions Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on       , 2025, at        a.m., Eastern as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast. You can participate in the virtual Shareholder Meeting, vote and submit questions via live webcast by visiting        . Please see “Questions and Answers about the Shareholder Meeting —  When and where will the Shareholder Meeting be held, and how do I attend?” in the accompanying proxy statement for more information. Even if you are planning on attending the Shareholder Meeting online, please promptly submit your proxy vote by telephone or online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Shareholder Meeting.

This notice of the Shareholder Meeting and the accompanying proxy statement describe the business the Company will conduct at the Shareholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated       , 2025, and is expected to be first mailed or otherwise delivered to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — a proposal to approve by special resolution an amendment and restatement of our currently effective Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend (the “Extension”) the date by which the Company must consummate a “Business Combination” (as defined in the Articles) from November 13, 2025 (or twenty four (24) months after the closing date of the Company’s initial public offering (the “IPO”)) (the “Current Termination Date”) to November 13, 2026 (or 36 months after the closing date of the IPO) (the “Extended Termination Date” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Amended and Restated Memorandum and Articles of Association, which we refer to as the “Articles Amendment,” is set forth in Annex A to the accompanying proxy statement.
2.
Proposal No. 2 — Adjournment Proposal —  a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Shareholder Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination. You are not being asked to vote on any initial business combination at this time. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Shareholder Meeting to a later date or dates, if necessary, if our board of directors (the “Board”) determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal.

The Articles provide that the Company has until November 13, 2025 (or within 24 months after the consummation of the IPO) to complete its initial business combination. While the Company continues its search for an initial business combination target, the Board believes that there may not be sufficient time on or before the Current Termination Date to complete an initial business combination. If an initial business combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be precluded from completing an initial business combination and would be forced to liquidate. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate an initial business combination.

The Company reserves the right, at any time and without any further action by its shareholders, to cancel the Shareholder Meeting and to not submit the Extension Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled, and an initial business combination is not consummated on or before the Current Termination Date, the Company will dissolve and liquidate in accordance with the Articles.

As contemplated by the Articles, the holders of the Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) issued as part of the units offered in the IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the trust account (the “Trust Account”) established in connection with the IPO (less up to $100,000 of interest to pay dissolution expenses) as of two business days prior to the Shareholder Meeting if the Articles Amendment is implemented, regardless of whether or how such public shareholders vote in regard to the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the Articles Amendment becomes effective, holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination or, if the Company does not complete an initial business combination by the Extended Termination Date.

Additionally, if the Extension Amendment Proposal is approved, Agriculture & Natural Solutions Acquisition Sponsor LLC, our sponsor (the “Sponsor”), or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

On        , 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $       , based on the aggregate amount on deposit in the Trust Account of approximately $       million as of        , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Public Shares on The Nasdaq Stock Market LLC on        , 2025, was $       . If the closing price of the Public Shares was to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $       [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of       , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub‑clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company's warrants, which will expire worthless in the event of the Company’s winding up.

If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the initial shareholders of the Company, including the Sponsor and the Company’s independent directors (the “Initial Shareholders”) will not be entitled to redemption rights with respect to any of the 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) held by them, and Agriculture & Natural Solutions Acquisition Warrant Holdings LLC, a Delaware limited liability company and an affiliate of the Sponsor (“Warrant Holdings Sponsor”), and the Company’s independent directors will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 9,400,000 of the Company's warrants, which were issued in connection with the IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Based upon the amount in the Trust Account as of June 30, 2025, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.84. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

If the Company liquidates, the Sponsor and Warrant Holdings Sponsor have agreed to indemnify the Company to the extent any claims by a third party (other than the Company’s independent public accountants) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party or prospective target business who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party or prospective target business, the Sponsor and Warrant Holdings Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations.

The approval of the Extension Amendment Proposal requires a special resolution under the Articles, which is a resolution passed by a majority of not less than two-thirds of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Amendment.

The approval of the Adjournment Proposal, if presented, requires an ordinary resolution under the Articles, which is a resolution passed by a simple majority of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting.

Record holders of Ordinary Shares at the close of business on       , 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 34,500,000 issued and outstanding Class A Ordinary Shares held by public shareholders and 8,625,000 issued and outstanding Class B Ordinary Shares held by the Initial Shareholders. The Company's warrants do not have voting rights.

The Company believes that it is in the best interests of the Company that the Company effect the Articles Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Your vote is important. If you are a shareholder of record, whether or not you plan to attend the Shareholder Meeting, please sign, date and return your proxy card or submit your proxy by telephone or over the internet by following the instructions on your proxy card as soon as possible to make sure that your shares are represented at the Shareholder Meeting. If you are a shareholder of record, you may also cast your vote in person (virtually) at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting virtually, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. You can also attend the Shareholder Meeting and vote online. Even if you have previously voted by submitting a proxy pursuant to any of the methods noted above, you may withdraw your proxy and vote online.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT (LESS UP TO $100,000 OF INTEREST TO PAY DISSOLUTION EXPENSES) AND TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRANSFER AGENT”) PRIOR TO 5:00 P.M. EASTERN TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO

EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER OR DELIVER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE ((IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The Initial Shareholders are expected to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Pursuant to the Articles, the Initial Shareholders are not entitled to redemption rights with respect to any Class B Ordinary Shares held by them and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Shareholders collectively hold all of the Class B Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. As a result, in addition to the Class B Ordinary Shares, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 20,125,000 Public Shares (or approximately 58% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and at least 958,334 Public Shares (or approximately 3% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 12,937,501 Public Shares (or approximately 38% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read these materials carefully and vote your shares.

The accompanying proxy statement is dated        , 2025 and is expected to be first mailed or otherwise delivered to our shareholders on or about         , 2025.

Dated:       , 2025

By Order of the Board of Directors of Agriculture & Natural Solutions Acquisition Corporation,

Robert (Bert) Glover Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of Shareholders to be held on       , 2025: This notice of meeting, the accompanying proxy statement and the Company’s Form 10-K for the year ended December 31, 2024, as amended, are available at        and www.ansc.co.

i

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON       , 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of shareholders of Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held at        a.m., Eastern Time, on       , 2025 (the “Shareholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025, as amended (the “Annual Report”) in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•
the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company; and
•
the use of funds not held in the Trust Account (as described herein) or available to the Company from interest income on the Trust Account balance.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Shareholder Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Shareholder Meeting.

The Company is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

Following the Company’s initial public offering (the “IPO”), $354,400,000 from the net proceeds of the sale of the units offered in the IPO (the “Units”) and the sale of private placement warrants (the “Private Placement Warrants” and together with the Public Warrants (as defined below), the "Warrants") to Agriculture & Natural Solutions Acquisition Warrant Holdings LLC (“Warrant Holdings Sponsor”), a Delaware limited liability company and an affiliate of Agriculture & Natural Solutions Acquisition Sponsor LLC, our sponsor (the “Sponsor”), and the Company’s independent directors was placed in the trust account established in connection with the IPO (the “Trust Account”).

Like most blank check companies, the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) provides for the return of the funds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the Units (the “Public Shares”) if there is no qualifying initial business combination consummated on or before November 13, 2025 (or twenty four (24) months after the closing date of the IPO) (the “Current Termination Date”).

Without the Articles Amendment (as defined below), the Company believes that the Company might not, despite its best efforts, be able to complete an initial business combination on or before the Current Termination Date. The Company believes that it is in the best interests of the Company to allow the Company additional time to complete an initial business combination and is therefore holding this Shareholder Meeting.

When and where will the Shareholder Meeting be held, and how do I attend?

The Shareholder Meeting will be held at        a.m. Eastern Time, on       , 2025 in virtual format.

You can pre-register to attend the Shareholder Meeting starting on       , 2025 at        a.m., Eastern Time (three business days prior to the meeting date). Enter the following URL address into your browser:       , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”) with your control number. If you hold your investments through a bank or broker, or if you otherwise do not have your control number, you will need to contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com to receive a control number.

You may also attend the Shareholder Meeting telephonically by dialing 1‑800‑450‑7155 (toll-free) within the United States and Canada or 1‑857‑999‑9155 (standard rates apply) outside of the United States and Canada. The conference ID for telephone access is       #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically. The Shareholder Meeting will be held in virtual meeting format only. You will not be able to attend the Shareholder Meeting physically.

How do I vote?

If you are a holder of record of the Company’s Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) at the close of business on      , 2025 (the “Record Date”), including those shares held as a constituent part of the Units, you are entitled to vote in person (virtually) at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or by telephone or over the internet by following the instructions on your proxy card. You may still attend the Shareholder Meeting and vote in person (virtually) if you have already voted by proxy, in which case your proxy shall be deemed revoked.

If you hold Ordinary Shares as of the Record Date, including those shares held as a constituent part of the Units, in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

What is being voted on?

You are being asked to vote on two proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — a proposal to approve by special resolution an amendment and restatement of the Articles to extend (the “Extension”) the date by which the Company must consummate a “Business Combination” (as defined in the Articles) from the current termination date to November 13, 2026 (or 36 months after the closing date of the IPO) (the “Extended Termination Date” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Amended and Restated Memorandum and Articles of Association, which we refer to as the “Articles Amendment,” is set forth in Annex A to this proxy statement.
2.
Proposal No. 2 — Adjournment Proposal —  a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Shareholder Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Extension Amendment Proposal. For more information, please see “The Extension Amendment Proposal” and “The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “The Extension Amendment Proposal — Interests of the Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Am I being asked to vote on a proposal to elect directors?

No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Are the proposals conditioned on one another?

No. The Extension Amendment Proposal and the Adjournment Proposal are not conditioned on one another.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

The Articles provide for the return of funds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying initial business combination consummated on or before the Current Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination, as the Board believes that it is in the best interests of the Company to allow the Company more time to complete an initial business combination.

The Company believes that it may not be able to complete an initial business combination on or before the Current Termination Date. If an initial business combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.

The purpose of the Adjournment Proposal is to adjourn the Shareholder Meeting to a later date or dates, if necessary, in the event that there are insufficient Ordinary Shares represented (either in person (virtually) or by proxy) at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

The Company reserves the right, at any time and without any further action by its shareholders, to cancel the Shareholder Meeting and to not submit the Extension Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled, and an initial business combination is not consummated on or before the Current Termination Date, the Company will dissolve and liquidate in accordance with the Articles.

What is the quorum requirement?

A quorum of our shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the paid up voting share capital of the Company present in person (virtually) or by proxy (which would include presence at the Shareholder Meeting) and entitled to vote at the Shareholder Meeting shall form a quorum. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have no effect on the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. The initial shareholders of the Company, including the Sponsor and the Company’s independent directors (the “Initial Shareholders”), own 20% of the issued and outstanding Ordinary Shares as of the Record Date and will count towards the quorum.

As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 5,750,000 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because the Extension Amendment Proposal and, if presented, the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has the power to adjourn the Shareholder Meeting. You can also attend the Shareholder Meeting and vote online. Even if you have previously voted by submitting a proxy pursuant to any of the methods noted above, you may withdraw your proxy and vote online.

What vote is required to approve the proposals presented at the Shareholder Meeting?

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of the Ordinary Shares who are entitled to, vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution.

How do the Initial Shareholders intend to vote their shares?

The Initial Shareholders are expected to vote any Ordinary Shares held in favor of the Extension Amendment Proposal and the Adjournment Proposal.

On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 8,625,000 Class B Ordinary Shares, representing 20.0% of the Company’s issued and outstanding Ordinary Shares. The Class B Ordinary Shares are not entitled to redemption rights.

Who is the Company’s Sponsor?

The Company’s Sponsor is Agriculture & Natural Solutions Acquisition Sponsor LLC, a Cayman Islands limited liability company, and an affiliate of Riverstone Investment Group LLC, a Delaware limited liability company, and its affiliates, and Impact Ag Partners LLC, a Wyoming limited liability company, and its affiliates.

Why should I vote “FOR” the Extension Amendment Proposal?

The Company believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to allow the Company additional time to complete an initial business combination. Without the Articles Amendment, the Company believes that the Company may not be able to complete an initial business combination on or before the Current Termination Date. If an initial business combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is presented and is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates, if necessary, to solicit votes to approve the Extension Amendment Proposal.

What amounts will the Company receive if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Sponsor or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

What if I do not want to vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal?

If you do not want the Extension Amendment Proposal or, if presented, the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting virtually or by proxy, you are entitled to vote “AGAINST” any of the Extension Amendment Proposal or, if presented, the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or, if presented, the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting virtually or by proxy, or if you do attend the Shareholder Meeting virtually or by proxy but you “ABSTAIN” or otherwise fail to vote in person (virtually) at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and, if presented, the Adjournment Proposal are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such vote.

Will you seek any further extensions to liquidate the Trust Account?

Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination. If the Extension is approved, we will not be permitted to further extend the date by which the Company must consummate an initial business combination per the rules of The Nasdaq Stock Market LLC (“Nasdaq”). The Company reserves the right, at any time and without any further action by its shareholders, to cancel the Shareholder Meeting and to not submit the Extension Amendment Proposal to its shareholders.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub‑clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Warrants, which will expire worthless in the event of the Company’s winding up.

The Initial Shareholders are not entitled to participate in any liquidation distribution from the Trust Account with respect to the 8,625,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands and will continue its search for an initial business combination target until the Extended Termination Date.

If the Extension Amendment Proposal is approved and the Articles Amendment is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Am I being asked to vote on an initial business combination at this Shareholder Meeting?

No. You are not being asked to vote on an initial business combination at this time. If the Articles Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider an initial business combination, you will be entitled to vote on an initial business combination if and when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with an initial business combination or liquidation.

Will how I vote affect my ability to exercise redemption rights?

No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described in this proxy statement. As a result, the Articles Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

May I change my vote after I have mailed my signed proxy card?

Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Shareholder Meeting or by voting electronically virtually at the Shareholder Meeting. Attendance at the Shareholder Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 712 Fifth Avenue, 36th Floor, New York, NY 10019, Attention: Thomas Smith. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

What vote is required to approve each of the proposals and how are votes counted?

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes and “ABSTAIN”.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution.

Shareholders who attend the Shareholder Meeting, either in person (virtually) or by proxy, will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person (virtually) or by proxy, of shareholders holding one-third (1/3) in voting power of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. At the Shareholder Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

With respect to the Extension Amendment Proposal and, if presented, the Adjournment Proposal, abstentions will have no effect on the approval of such proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal and, if presented, the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.

If you are a shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that both of the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company. The Board unanimously recommends that the Company’s shareholders vote “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Initial Shareholders have in the approval of the Extension Amendment Proposal?

The Initial Shareholders have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants. See the section entitled “The Extension Amendment Proposal  — Interests of the Initial Shareholders” in this proxy statement.

Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

Neither Cayman Islands law nor the Articles provide for dissenters’ rights or appraisal rights to the Company’s shareholders in connection with the Extension Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “How do I exercise my redemption rights?” below.

If I am a holder of Public Warrants (as defined below), can I exercise redemption rights with respect to my Public Warrants?

No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

What do I need to do now?

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and, if presented, the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

How do I exercise my redemption rights?

If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

I.
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
II.
prior to 5:00 p.m., Eastern Time, on       , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and
III.
deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Holders of Units must elect to separate their Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Transfer Agent, with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant Units and a deposit of a corresponding number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Amendment, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares. As of        , 2025, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $       per Public Share.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Public Shares will be distributed promptly after the Shareholder Meeting.

Any request for Redemption, once made by a holder of Public Shares, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the Company’s consent. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on        , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Public Shares properly makes a request for Redemption and the Public Shares are delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Under our Articles, we will not redeem our public Shares if such redemption would cause our Class A Ordinary Shares to become a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. This may require to not redeem the Public Shares, or not close an initial business combination, if it would results in us having less than $5,000,001 in net tangible assets unless another exemption from the definition of “penny stock” is available.

If the Shareholder Meeting is not held for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.

Note that if the Extension Amendment Proposal is approved, the Sponsor or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

What are the U.S. federal income tax consequences of exercising my redemption rights?

The receipt of cash by a U.S. Holder (as defined below under the section entitled “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights”) of Public Shares in redemption of such shares will be a taxable event for U.S. federal income tax purposes and may be a taxable event for U.S. federal income tax purposes in the case of holders who are not U.S. Holders. U.S. Holders should read the discussion below under the section entitled “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights” for additional information. The tax consequences to each holder of Public Shares will depend on such holder’s own situation. Each holder of Public Shares should consult with and rely solely upon its own tax advisors as to the specific tax consequences to it of the exercise of its redemption rights, including the applicability and effect of U.S. federal, state and local and non-U.S. income and other tax laws in light of such holder’s particular circumstances.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company is soliciting proxies on behalf of the Board. This solicitation is being made by mail but also may be made by telephone, in person or by electronic means. The Company will bear the cost of the solicitation.

The Company has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies and will pay Sodali a fee of $35,000. The Company will reimburse Sodali for reasonable and documented out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

Sodali will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions and will reimburse such parties for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners.

The directors and executive officers of the Company may also solicit proxies by telephone, by facsimile, in person or by electronic means. They will not be paid any additional amounts for soliciting proxies.

Where do I find the voting results of the Shareholder Meeting?

We will announce preliminary voting results at the Shareholder Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Shareholder Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: ANSC.info@investor.sodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek Redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on       , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in the Annual Report, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Amendment will enable us to complete an initial business combination.

Approving the Articles Amendment involves a number of risks. Even if the Articles Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with the shareholder vote to approve the an initial business combination. Even if the Articles Amendment is approved by our shareholders, it is possible that the Redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Amendment and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), our activities may be restricted, including:

•
restrictions on the nature of our investments; and
•
restrictions on the issuance of securities, each of which may make it difficult for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•
registration as an investment company;
•
adoption of a specific form of corporate structure; and
•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not intend to spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement governing the Trust Account, Continental Stock Transfer & Trust Company acting as trustee (“Trustee”) is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The IPO was not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to approve an amendment to the Articles (A) in a manner that would affect the substance or timing of our obligation to redeem 100% of the Public Shares if we have not consummated an initial business combination by the Current Termination Date or, if approved, the Extended Termination Date, as applicable, or such earlier liquidation date as the Board may approve, from the closing of the IPO or (B) with respect to any other material provision relating to the rights of holders of the Class A Ordinary Shares or pre-initial business combination activity; or (iii) the redemption of the Public Shares if we are unable to complete an initial business combination by the Current Termination Date or, if approved, the Extended Termination Date, as applicable, or such earlier liquidation date as the Board may approve, from the closing of the IPO, subject to applicable law. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete an initial business combination, our public shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public shareholders, and our Warrants will expire without value to the holder.

The SEC has adopted new rules (“SPAC Final Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and requiring reports, opinions and appraisals related to the determination by the SPAC’s board of directors to approve the business combination to be filed publicly. In the adopting release for the SPAC Final Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate. As a result, our public shareholders may receive only approximately $10.00 per Public Share, or less in certain circumstances, on the liquidation of our Trust Account and would be unable to realize the potential benefits of an initial business combination, including the possible appreciation of the combined company’s securities.

If we instruct the Trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would receive less interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct the Trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account) until the earlier of: (i) the consummation of an initial business combination and (ii) the distribution of the Trust Account.

If we do instruct the Trustee to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), we would receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

If an initial business combination is subject to CFIUS jurisdiction, the initial business combination may not be able to be completed prior to the Extended Termination Date, if approved, or CFIUS could impose conditions on the initial business combination or the Company’s shareholders.

An initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the United States (“CFIUS”) has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on—among other factors—the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay an initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of an initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have any foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate an initial business combination by the Current Termination Date or, if approved, the Extended Termination Date, as applicable, including as a result of extended regulatory review of a potential initial business combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our Warrants may be worthless.

EXTRAORDINARY GENERAL MEETING OF THE COMPANY’S SHAREHOLDERS

Our Company

We are a blank check company whose business purpose is to effect a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We were incorporated in the Cayman Islands on March 22, 2021.

On March 24, 2021, the Sponsor purchased an aggregate of 10,062,500 Class B Ordinary Shares for an aggregate price of $25,000, or approximately $0.002 per share. In September 2021, the Sponsor surrendered 2,156,250 Class B Ordinary Shares to the Company for no consideration, which we accepted and cancelled. In November 2022, we effected a share dividend of 2,635,417 Class B Ordinary Shares. In September 2023, the Sponsor surrendered an aggregate of 4,791,667 Class B Ordinary Shares to the Company for no consideration, which we accepted and cancelled. In October 2023, we effected a share dividend of 2,875,000 Class B Ordinary Shares. In November 2023, the Sponsor surrendered to the Company for no consideration 400,000 Class B Ordinary Shares which we accepted and cancelled, and an aggregate of 400,000 Class B Ordinary Shares were issued to our independent directors at their original purchase price. The Sponsor agreed to forfeit up to an aggregate of 1,125,000 Class B Ordinary Shares to the extent that the over-allotment option for the IPO was not exercised in full by the underwriters. The underwriters exercised their over-allotment option in full on November 9, 2023, and no Class B Ordinary Shares were forfeited by the Sponsor. The holders of our Class B Ordinary Shares (including the Sponsor and our independent directors) are referred to herein as our “Initial Shareholders.”

On November 13, 2023, we consummated the IPO of 34,500,000 Units, including the Over-allotment Units (as defined below). The Units were sold at a price of $10.00 per unit, generating gross proceeds to us of $345,000,000. Each Units consists of one Class A Ordinary Share and one-half of one Public Warrant. Each whole Public Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, we completed the private sale of 9,400,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to Warrant Holdings Sponsor and our independent directors, generating gross proceeds to us of $9,400,000. Each Private Placement Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. The Private Placement Warrants will become exercisable 30 days after the completion of an initial business combination, and will not expire except upon liquidation. None of the Private Placement Warrants will be redeemable by us.

In connection with the IPO, the underwriters of the IPO were granted an option to purchase up to an additional 4,500,000 Units (the “Over-allotment Units”) at the IPO price, less the underwriting discounts and commissions. On November 9, 2023, the underwriters exercised their over-allotment option in full and purchased 4,500,000 Over-allotment Units at the closing of the IPO at an offering price of $10.00 per Over-allotment Unit, generating proceeds of $45,000,000.

Following the IPO, $354,400,000 from the net proceeds of the sale of the Units and the sale of the Private Placement Warrants to Warrant Holdings Sponsor and the Company’s independent directors was placed in the Trust Account.

The mailing address of our principal executive office is 712 Fifth Avenue, 36th Floor, New York, NY 10019. Our telephone number at such address is 212-993-0076.

The Shareholder Meeting

Date, Time and Place

The Shareholder Meeting will be held on       , 2025, at        a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. The Shareholder Meeting will be held in virtual meeting format only. You will not be able to attend the Shareholder Meeting physically.

You can pre-register to attend the Shareholder Meeting starting on       , 2025 at        a.m., Eastern Time (three business days prior to the meeting date). Enter the following URL address into your browser:       , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote in person (virtually) at the Shareholder Meeting, you will need to have a legal proxy from your bank or broker. If you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or email proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

Questions pertinent to our Shareholder Meeting may be recognized and answered during the Shareholder Meeting in the Company’s discretion, subject to time constraints. The Company reserves the right to edit or reject questions that are inappropriate for our Shareholder Meeting.

You may also attend the Shareholder Meeting telephonically by dialing 1‑800‑450‑7155 (toll-free) within the United States and Canada or 1‑857‑999‑9155 (standard rates apply) outside of the United States and Canada. The conference ID for telephone access is       #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, the shareholders will consider and vote upon the following proposals:

•
a proposal to approve by special resolution an amendment and restatement of the Articles to extend the date by which the Company must consummate a Business Combination from November 13, 2025 (or twenty four (24) months after the closing date of the Company’s IPO) to November 13, 2026 (or 36 months after the closing date of the IPO) and
•
a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Shareholder Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Extension Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote at the Shareholder Meeting if you owned Ordinary Shares at the close of business on       , 2025, the record date for the Shareholder Meeting. On each matter you are entitled to vote upon, you have one vote for each Ordinary Share you owned as of the Record Date. Holders of our Class A Ordinary Shares and Class B Ordinary Shares are entitled to vote together as a single class on the Extension Amendment Proposal and the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

Quorum

A quorum of our shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the paid up voting share capital of the Company present in person (virtually) or by proxy (which would include presence at the Shareholder Meeting) and entitled to vote at the Shareholder Meeting shall form a quorum. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have no effect on the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. The Initial Shareholders own 20% of the issued and outstanding Ordinary Shares as of the Record Date and will count towards the quorum.

As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 5,750,000 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because the Extension Amendment Proposal and, if presented, the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has the power to adjourn the Shareholder Meeting.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law and pursuant to the Articles, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the Extension Amendment Proposal and, if presented, the Adjournment Proposal as a matter of the Articles and Cayman Islands law.

Under the rules of the New York Stock Exchange, which in this case are also applicable to Nasdaq-listed companies, if a shareholder holds its shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct its broker, bank or other nominee how to vote its shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that the Extension Amendment Proposal and, if presented, the Adjournment Proposal to be voted on at the Shareholder Meeting will be considered “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals to be voted on at the Shareholder Meeting without your instruction.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution.

As of the date of this proxy statement, the Initial Shareholders are expected to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Pursuant to the Articles, the Initial Shareholders are not entitled to redemption rights with respect to any Class B Ordinary Shares held by them and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date hereof, the Initial Shareholders collectively hold all of the Class B Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. As a result, in addition to the Class B Ordinary Shares, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 20,125,000 Public Shares (or approximately 58% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and at least 958,334 Public Shares (or approximately 3% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 12,937,501 Public Shares (or approximately 38% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes. The following table reflects the number of additional Public Shares required to approve each proposal:

		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standards	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Two-third (2/3) of Voted Shares	958,334	20,125,000
Adjournment Proposal	Majority of Voted Shares	—	12,937,501

Voting Your Shares

If you are a holder of record of Ordinary Shares as of the Record Date, including those shares held as a constituent part of the Units, you are entitled to vote in person (virtually) at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or by telephone or over the internet by following the instructions on your proxy card. You may still attend the Shareholder Meeting and vote in person (virtually) if you have already voted by proxy, in which case your proxy shall be deemed revoked.

If you hold Ordinary Shares as of the Record Date, including those shares held as a constituent part of the Units, in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

There are two ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by       , Eastern Time, on       , 2025.

Voting Electronically. You may attend and vote at the Shareholder Meeting by visiting        and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•
you may send another proxy card with a later date;
•
you may send notice to the Company at 712 Fifth Avenue, 36th Floor, New York, NY 10019, before the Shareholder Meeting that you have revoked your proxy; or
•
you may attend the Shareholder Meeting, revoke your proxy, and vote in person (virtually), as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under Cayman Islands law and pursuant to the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, without the consent of all shareholders entitled to receive notice of the meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call or email Sodali & Co., the Company’s proxy solicitor, by calling (800) 662-5200 (banks and brokers, please call collect at (203) 658-9400) or by emailing ANSC.info@investor.sodali.com.

Redemption Rights

Pursuant to the Articles, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Amendment, any shareholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $       per Public Share as of        , 2025), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
(ii)
prior to the Redemption Deadline (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and
(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on        , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

The closing price of the Public Shares on        , 2025 was $       per share. The cash held in the Trust Account as of        , 2025, the most recent practicable date prior to the date of this proxy statement, was approximately $       million (including interest not previously released to the Company to pay taxes) ($       per Public Share). Prior to exercising redemption rights, shareholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when its shareholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging it Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Under our Articles, we will not redeem our public Shares if such redemption would cause our Class A Ordinary Shares to become a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. This may require to not redeem the Public Shares, or not close an initial business combination, if it would results in us having less than $5,000,001 in net tangible assets unless another exemption from the definition of “penny stock” is available.

For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a Redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult with and rely solely upon your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Note that if the Extension Amendment Proposal is approved, the Sponsor or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Appraisal Rights

Neither Cayman Islands law nor the Articles provide for dissenters’ rights or appraisal rights to the Company’s shareholders in connection with the Extension Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This solicitation is being made by mail but also may be made by telephone, in person or by electronic means. The Company will bear the cost of the solicitation.

The Company has engaged Sodali to assist in the solicitation of proxies and will pay Sodali a fee of $35,000. The Company will reimburse Sodali for reasonable and documented out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

Sodali will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions and will reimburse such parties for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners.

The directors and executive officers of the Company may also solicit proxies by telephone, by facsimile, in person or by electronic means. They will not be paid any additional amounts for soliciting proxies.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Articles to extend the Current Termination Date to the Extended Termination Date.

Without the Articles Amendment, the Company believes that the Company may not be able to complete an initial business combination on or before the Current Termination Date. If an initial business combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.

As contemplated by the Articles, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses) if the Articles Amendment is implemented.

A copy of the form of the proposed Articles Amendment is attached to this proxy statement as Annex A.

On        , 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $       , based on the aggregate amount on deposit in the Trust Account of approximately $       million as of        , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Public Shares on Nasdaq on        , was $       . Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $       [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of       , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Articles provide that the Company has until November 13, 2025 (or within 24 months after the consummation of the IPO) to complete its initial business combination. The Company and its officers and directors agreed that they would not seek to amend the Articles to allow for a longer period of time to complete an initial business combination unless the Company provided holders of its Public Shares with the right to seek Redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company that the Articles Amendment be effected so that the Company will have an additional amount of time to consummate the an initial business combination. Without the Articles Amendment, the Company believes that it may not be able to complete an initial business combination on or before the Current Termination Date. If the initial business combination is not completed before the Current Termination Date, and if the Current Termination Date is not extended, the Company would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate the initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Amendment.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub‑clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Warrants, which will expire worthless in the event of the Company’s winding up.

The Initial Shareholders are not entitled to participate in any liquidation distribution from the Trust Account with respect to the 8,625,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved.

If the Extension Amendment Proposal is approved and implemented, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands in the form attached to this proxy statement as Annex A to extend the time it has to complete an initial business combination by an additional twelve months (or within 36 months from the closing of the IPO). The Company will then continue its search for an initial business combination target until the Extended Termination Date. The Company will remain a reporting company under the Exchange Act and its Public Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on any initial business combination at this time. If the Articles Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Articles Amendment, you will retain the right to vote on an initial business combination if and when it is submitted to the public shareholders (provided that you are a shareholder on the Record Date for a meeting to consider an initial business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by, if approved, the Extended Termination Date.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Interests of the Initial Shareholders

When considering the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as direct or indirect shareholders, the Initial Shareholders have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•
the fact that Warrant Holdings Sponsor and the Company’s independent directors paid an aggregate of $9,400,000 for 9,400,000 Private Placement Warrants, each of which is exercisable 30 days following the closing of an initial business combination for one Class A Ordinary Share at $11.50 per share. If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Current Termination Date, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants will be worthless;
•
the fact that the Initial Shareholders paid an aggregate of approximately $25,000 for 8,625,000 Class B Ordinary Shares, representing a purchase price of approximately $0.003 per share and that such securities will have a significantly higher value at the time of an initial business combination, which if unrestricted and freely tradable would be valued at approximately $      , based on the closing price of the Class A Ordinary Shares of $       per share on       , 2025, the record date for the Shareholder Meeting, resulting in a theoretical gain of $      . If the Extension Amendment Proposal is not approved and the Company liquidates without completing an initial business combination on or before the Current Termination Date, the Initial Shareholders will lose their entire investment in the Company;
•
the fact that the Initial Shareholders are not entitled to participate in liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete an initial business combination on or before the Current Termination Date;
•
the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

•
the fact that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;
•
the fact that up to an aggregate amount of $1.5 million of any amounts outstanding under any loans the Initial Shareholders or the Company’s officers and directors may, but are not obligated to, loan the Company to finance working capital deficit or transaction costs in connection with an initial business combination may be converted into Private Placement Warrants at the option of the lender and, if issued, such warrants would automatically convert into an equal number of warrants of the post-business combination company at a price of $1.00 per warrant;
•
the fact that the Initial Shareholders will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and an initial business combination is not consummated on or before the Current Termination Date. As of June 30, 2025, there was $838,405 outstanding under an unsecured promissory note of $1,500,000 the Company issued to the Sponsor to cover cost incurred in connection with a proposed business combination and other working capital requirements;
•
the fact that , if the Company liquidates, Sponsor and Warrant Holdings Sponsor have agreed to indemnify the Company to the extent any claims by a third party (other than the Company’s independent public accountants) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party or prospective target business who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) and except as to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party or prospective target business, the Sponsor and Warrant Holdings Sponsor will not be responsible to the extent of any liability for such third party claims; and
•
the fact that the Sponsor and the Company’s officers and directors, and their respective affiliates, will be reimbursed for out-of-pocket expenses incurred in connection with activities on the Company’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, which expenses were approximately $       as of        , 2025, the record date for the Shareholder Meeting. As of        , 2025, the amount in reimbursement the Sponsor and the Company’s officers and directors, and their respective affiliates may receive is $       .

Redemption Rights

Pursuant to the Articles, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Amendment, any shareholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $       per Public Share as of        , 2025), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
(ii)
prior to the Redemption Deadline (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and
(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on        , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

The closing price of the Public Shares on       , 2025, the most recent practicable date prior to the date of this proxy statement, was $      per share. The cash held in the Trust Account on such date was approximately $       million (including interest not previously released to the Company to pay taxes) ($       per Public Share). Prior to exercising redemption rights, shareholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when its shareholders wish to sell their shares.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Under our Articles, we will not redeem our public Shares if such redemption would cause our Class A Ordinary Shares to become a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. This may require to not redeem the Public Shares, or not close an initial business combination, if it would results in us having less than $5,000,001 in net tangible assets unless another exemption from the definition of “penny stock” is available.

Note that if the Extension Amendment Proposal is approved, the Sponsor or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by such holders of the Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of, if presented, the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, the Articles Amendment will not be implemented, and if an initial business combination is not completed on or before the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub‑clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Warrants, which will expire worthless in the event of the Company’s winding up.

As of the date of this proxy statement, the Initial Shareholders are expected to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date hereof, the Initial Shareholders collectively hold all of the Class B Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. As a result, in addition to the Class B Ordinary Shares, approval of the Extension Amendment Proposal will require the affirmative vote of at least 20,125,000 Public Shares (or approximately 58% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and at least 958,334 Public Shares (or approximately 3% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

If the Extension Amendment Proposal is approved, the Sponsor or one of its affiliates will deposit into the Trust Account $ per outstanding Public Share, up to a maximum amount of $ , on the day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), beginning on , in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Full Text of the Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entirety and the substitution in their place of the Amended and Restated Memorandum and Articles of Association annexed hereto is hereby approved.”

Recommendation of the Board

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extension Amendment Proposal  — Interests of the Initial Shareholders” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Shareholder Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Company may not be able to adjourn the Shareholder Meeting to a later date if, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal. In such case, the Extension Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A Ordinary Shares and our Class B Ordinary Shares who are entitled to vote in person (virtually) or by proxy at the Shareholder Meeting, and includes a unanimous written resolution. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law and pursuant to the Articles, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of, if presented, the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders are expected to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date hereof, the Initial Shareholders collectively hold all of the Class B Ordinary Shares or 20.0% of the issued and outstanding Ordinary Shares. As a result, in addition to the Class B Ordinary Shares, approval of the Adjournment Proposal will require the affirmative vote of at least 12,937,501 Public Shares (or approximately 38% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Full Text of the Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, if presented, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares and Class B ordinary shares in the capital of the Company represented (either in person (virtually) or by proxy) to approve the Extension Amendment Proposal be and is hereby approved.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of the material U.S. federal income tax considerations for U.S. Holders (as defined below) of Public Shares who elect to have their Public Shares redeemed for cash if the Articles Amendment is implemented. This discussion applies only to Public Shares that are held by U.S. Holders as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. We have not sought, and do not intend to seek, any rulings from the U.S. Internal Revenue Service (“IRS”) with respect to the statements made and the positions or conclusions described in this discussion. Such statements, positions and conclusions are not free from doubt, and there can be no assurance that your tax advisor, the IRS or a court will agree with such statements, positions and conclusions.

The following discussion does not purport to be a complete analysis of all potential tax effects to holders of Public Shares resulting from any redemptions of Public Shares. Furthermore, it does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any U.S. state or local or non-U.S. tax laws, any tax treaties or any tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:

•
banks, insurance companies or other financial institutions;
•
tax-exempt or governmental organizations;
•
dealers in securities or foreign currencies;
•
persons whose functional currency is not the U.S. dollar;
•
traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;
•
partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;
•
persons deemed to sell the Public Shares under the constructive sale provisions of the Code;
•
persons that acquired the Public Shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;
•
persons that hold the Public Shares as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;
•
certain former citizens or long-term residents of the United States;
•
persons that actually or constructively hold 5% or more (by vote or value) of any class of the Company's shares;
•
holders of our Class B Ordinary Shares and Private Placement Warrants; and
•
our officers or directors.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Public Shares, the tax treatment of a partner in such partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding the Public Shares should consult with and rely solely upon their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

HOLDERS SHOULD CONSULT WITH AND RELY SOLELY UPON THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE OR LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a holder that, for U.S. federal income tax purposes, is:

•
an individual who is a citizen or resident of the United States;
•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

Tax Effects for U.S. Holders of Exercising Redemption Rights

Generally

Subject to the passive foreign investment company (“PFIC”) rules discussed below, in the event that a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Extension Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares, the U.S. Holder will be treated as described below under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, the U.S. Holder will be treated as receiving a distribution from the Company with the tax consequences described below under “— Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as held directly, indirectly or constructively by the U.S. Holder (including any shares constructively owned by the U.S. Holder as a result of owning the Warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a distribution from the Company) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, a U.S. Holder takes into account not only Public Shares actually owned by the U.S. Holder, but also our shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include the Public Shares that could be acquired pursuant to the exercise of the Warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Since the Public Shares do not participate in the election of the Company’s board of directors prior to the initial business combination, the Public Shares might not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test might not be applicable.

There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by the U.S. Holder are redeemed, the U.S. Holder is eligible to waive (and effectively waives in accordance with specific rules) the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other of our shares (including shares constructively owned by the U.S. Holder as a result of owning the Warrants).

The redemption of Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with and rely solely upon their own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, the redemption will be treated as a distribution from the Company and the tax considerations will be as described below under “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of a U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Warrants or possibly in other Public Shares constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of Public Shares

Subject to the PFIC rules discussed below, if a redemption of a U.S. Holder’s Public Shares is treated as a sale of such Public Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received by such U.S. Holder in such redemption and (ii) such U.S. Holder’s adjusted tax basis in its Public Shares redeemed therefor. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may be deemed to be a limitation of a shareholder’s risk of loss and suspend the running of the applicable holding period of such stock for this purpose. If the running of the holding period for the Public Shares is suspended, U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment with respect to their Public Shares. If the one-year holding period requirement is not satisfied, any gain on the redemption of the Public Shares would be short-term capital gain that is taxed at regular ordinary income tax rates. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult with and rely solely upon their tax advisors to determine how the above rules apply to them.

Taxation of Redemption Treated as a Distribution

If a redemption of a U.S. Holder’s Public Shares is not treated as a sale of such Public Shares, the U.S. Holder generally will be treated as receiving a distribution of cash from the Company. Any such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a non-taxable return of capital to the extent of a U.S. Holder’s adjusted tax basis in its Public Shares that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of Public Shares and will be treated as described above under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.”

Any portion of a distribution that is treated as a dividend paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from domestic corporations. As discussed below, because the Company believes that it is likely considered a PFIC, and if it is so treated, any portion of a distribution that is treated as a dividend paid to a non-corporate U.S. Holder generally will not constitute a “qualified dividend” eligible for the lower applicable long-term capital gains rate. U.S. Holders should consult with and rely solely upon their own tax advisors regarding the availability of the dividends received deduction or the lower preferential income tax rate for qualified dividend income for any redemption treated as a distribution.

Passive Foreign Investment Company Rules

In general, a foreign (i.e., non-U.S.) corporation will be treated as a PFIC with respect to a U.S. Holder in any taxable year in which, after applying certain look-through rules, either: (i) at least 75% of its gross income for such taxable year consists of passive income (e.g., dividends, interest, rents (other than rents derived from the active conduct of a trade or business), and gains from the disposition of passive assets); or (ii) the average percentage (ordinarily averaged quarterly over the year) by value of its assets during such taxable year that produce or are held for the production of passive income is at least 50%.

Because the Company is a blank-check company with no current active business, based upon the composition of our income and assets, and upon review of our financial statements, the Company believes that it is likely that we met and will meet one or both of the PFIC tests during the taxable years prior to our acquisition of a company or assets in a business combination (including any short taxable year that might result from a business combination), which would generally result in our being treated as a PFIC in those taxable years, including the 2023 and 2024 taxable years and the current taxable year, although our actual PFIC status for the current taxable year will not be determinable until after the end of such taxable year. Although our PFIC status is determined in each taxable year, an initial determination that we are a PFIC will generally apply for subsequent years to a U.S. Holder who held (or is deemed to have held) Public Shares while we were a PFIC, whether or not we are treated as a PFIC in those subsequent years.

If we are treated as a PFIC for any taxable year in which a U.S. Holder holds Public Shares and the U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election (in either case, as described below), such U.S. Holder generally will be subject to special rules with respect to (i) any gain realized on the sale or other disposition of its Public Shares and (ii) any “excess distribution” (generally, the portion of any distributions received by such U.S. Holder during a taxable year in excess of 125% of the average annual distributions received by such U.S. Holder during the three preceding taxable years or, if shorter, such U.S. Holder’s holding period for the Public Shares). Under these rules:

•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares;
•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder realized the gain or received the excess distribution, or to the portion of the U.S. Holder’s holding period prior to the first day of our first taxable year in which we were a PFIC, will be taxed as ordinary income; and
•
the amount allocated to each of the other taxable years (or portions thereof) of the U.S. Holder will be subject to tax at the highest tax rate in effect for the U.S. Holder in that year, and an interest charge for the deemed deferral benefit will be imposed with respect to the resulting tax attributable to each such other taxable year (or portion thereof).

The impact of the foregoing PFIC rules on a U.S. Holder with respect to a redemption of Public Shares will depend on whether such U.S. Holder makes or has made a timely and valid QEF election (if eligible to do so) in the first taxable year in which the U.S. Holder held (or was deemed to hold) Public Shares in which we were classified as a PFIC or, if in a later taxable year, by making a timely and valid QEF election together with a purging election. A U.S. Holder that has made a timely QEF election with respect to the Public Shares will generally recognize capital gain or loss on the sale or other disposition of the Public Shares, and no additional tax or interest charge will be imposed under the PFIC rules.

Generally, a QEF election should be made on or before the due date for filing such U.S. Holder’s U.S. federal income tax return for such taxable year. A QEF election is made on a shareholder-by-shareholder basis (and, once made, can be revoked only with the consent of the IRS) and generally requires such U.S. Holder to include annually in gross income its pro rata share of the ordinary earnings (as ordinary income) and net capital gains (as long-term capital gain), if any, of the Company, regardless of whether the Company makes distributions to such U.S. Holder. However, in order to comply with the QEF election requirements, a U.S. Holder must receive a PFIC annual information statement from the Company.

The impact of the PFIC rules on a U.S. Holder with respect to a redemption of Public Shares may also depend on whether such U.S. Holder is eligible to and makes a timely and valid mark-to-market election with respect to its Public Shares. No assurance can be given that the Public Shares are considered to be “marketable stock” (which generally would include stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which the Public Shares have been listed)) for purposes of the mark-to-market election. If such an election is available and has been made by a U.S. Holder, such U.S. Holder generally will not be subject to the PFIC rules described above. However, if the mark-to-market election is made by a U.S. Holder after the first taxable year of the U.S. Holder in which the U.S. Holder holds (or is deemed to hold) Public Shares and in which the Company was classified as a PFIC, then the PFIC rules will continue to apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.

The rules dealing with PFICs and with the QEF, purging and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Public Shares are strongly urged to consult with and rely solely upon their own tax advisors regarding the application of the PFIC rules to them in their particular circumstances.

Information Reporting and Backup Withholding

Information reporting requirements generally will apply to amounts received by a U.S. Holder unless the U.S. Holder is an exempt recipient and certifies to such exempt status. Backup withholding may apply to such amounts if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.

THE FOREGOING DISCUSSION IS NOT A COMPREHENSIVE DISCUSSION OF ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF ANY REDEMPTION TO HOLDERS OF PUBLIC SHARES, AND IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL

CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY U.S. STATE OR LOCAL OR NON-U.S. JURISDICTION. HOLDERS SHOULD CONSULT WITH AND RELY SOLELY UPON THEIR OWN TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF ANY REDEMPTION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS (AND OF ANY POTENTIAL FUTURE CHANGES THERETO).

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date, by:

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each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;
•
each of our named executive officers and directors that beneficially owns Ordinary Shares; and
•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Warrants or the Private Placement Warrants.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Number of Class B Ordinary Shares Beneficially Owned(8)	Approximate Percentage of Outstanding Ordinary Shares
Greater than 5% Holders
The Goldman Sachs Group, Inc.(2)	2,183,087	—	5.1%
Glazer Capital, LLC(3)	2,220,555	—	5.1%
Westchester Capital Management, LLC(4)	2,355,397	—	5.5%
First Trust Merger Arbitrage Fund(5)	2,829,209	—	6.6%
First Trust Capital Management L.P.(5)	3,117,578	—	7.2%
W.R. Berkley Corporation(6)	3,248,953	—	7.5%
Wealthspring Capital LLC(7)	3,507,923	—	8.1%
Agriculture & Natural Solutions Acquisition Sponsor LLC(9)	—	8,225,000	19.1%
Officers and Directors
Robert (Bert) Glover	—	—	—
Thomas Smith	—	—	—
Dr. Jennifer Aaker	—	120,000	*
Ted W. Hall	—	240,000	*
David Leuschen(9)	—	8,225,000	19.1%
Robert Tichio	—	—	—
Jeffrey H. Tepper	—	40,000	*
All directors and executive officers as a group (7 Individuals)	—	8,625,000	20.0%

* Less than 1%

(1)
This table is based on 43,125,000 Ordinary Shares outstanding as of the Record Date, of which 34,500,000 were Class A Ordinary Shares and 8,625,000 were Class B Ordinary Shares. Unless otherwise noted, the business address of each of the following entities or individuals is 712 Fifth Avenue, 36th Floor, New York, NY 10019. Holders of our Class A Ordinary Shares and Class B Ordinary Shares are entitled to vote together as a single class on the Extension Amendment Proposal and Adjournment Proposal.
(2)
Based solely on a Schedule 13G filed with the SEC on February 11, 2025 on behalf of the Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC, each of which share voting and dispositive power with respect to the reported shares. The business address for the shareholders is 200 West Street, New York, NY 10282.
(3)
Based solely on a Schedule 13G filed with the SEC on May 15, 2025 on behalf of Glazer Capital, LLC and Paul J. Glazer, each of which share voting and dispositive power with respect to the reported shares. The business address for the shareholders is 250 West 55th Street, Suite 30A, New York, NY 10019.
(4)
Based solely on a Schedule 13G filed with the SEC on February 14, 2025 on behalf of Westchester Capital Management, LLC (“Westchester”), Virtus Investment Advisers, LLC (“Virtus”) and The Merger Fund (“MF”), of which, Westchester directly owns 109,407 shares, Westchester and Virtus have the purchasing, voting and dispositive power with respect to 2,355,397 shares and MF has the purchasing, voting and dispositive power with respect to 2,342,110 shares. The principal business address of Westchester is 100 Summit Drive, Valhalla, NY 10595. The business address of Virtus is One Financial Plaza, Hartford, CT 06103. The principal business address of MF is 101 Munson Street, Greenfield, MA 01301-9683.

(5)
Based solely on a Schedule 13G/A filed with the SEC on November 14, 2024 on behalf of First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”), of which, VARBX directly owns 2,829,209 shares and FTCM has the purchasing, voting and dispositive power with respect to 3,117,578 shares. The business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.
(6)
Based solely on a Schedule 13G filed with the SEC on August 8, 2025 on behalf of W.R. Berkley Corporation and Berkley Insurance Company, each of which share voting and dispositive power with respect to the reported shares. The business address for the shareholders is 475 Steamboat Road, Greenwich, CT 06830.
(7)
Based solely on a Schedule 13G filed with the SEC on March 8, 2024 on behalf of Wealthspring Capital LLC (“Wealthspring”) and Matthew Simpson, each of which share voting and dispositive power with respect to the reported shares. The business address for Wealthspring and Mr. Simpson is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.
(8)
Class B Ordinary Shares will automatically convert into Class A Ordinary Shares at the time of an initial business combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of an initial business combination, as may be determined by our directors) or earlier at the option of the holders thereof on a one-for-one basis, subject to adjustment.
(9)
The Sponsor is the record holder of the securities reported herein. Riverstone Holdings LLC is the managing member of Agriculture & Natural Solutions Acquisition Sponsor Manager V, LLC, which is the managing member of Agriculture & Natural Solutions Acquisition Sponsor Holdings V, LLC, which is the managing member of the Sponsor. Solely with respect to these securities, David Leuschen has been designated by the managing directors of Riverstone Holdings LLC to exercise all voting and investment power of Riverstone Holdings LLC, and David Leuschen has exercised such power exclusively since inception of the Sponsor. As such, each of David Leuschen, Riverstone Holdings LLC, Agriculture & Natural Solutions Acquisition Sponsor Manager V, LLC and Agriculture & Natural Solutions Acquisition Sponsor Holdings V, LLC may be deemed to have or share beneficial ownership of the securities held directly by the Sponsor. Each such entity or individual disclaims any such beneficial ownership. The business address of each of these entities and Mr. Leuschen is 712 Fifth Avenue, 36th Floor, New York, NY 10019.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement or notice of the Shareholder Meeting to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•
If the shares are registered in the name of the shareholder, the shareholder should contact us at 712 Fifth Avenue, 36th Floor, New York, NY 10019, 212-993-0076, to inform us of his or her request; or
•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy statements and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the proposals to be presented at the Shareholder Meeting, by contacting the Company in writing at 712 Fifth Avenue, 36th Floor, New York, NY 10019, email: info@ansc.co.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing ANSC.info@investor.sodali.com. You will not be charged for any of the documents that you request.

To receive timely delivery of the documents in advance of the Shareholder Meeting, please request them no later than five business days before the date of the Shareholder Meeting, or no later than      , 2025.

ANNEX A

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM & ARTICLES OF ASSOCIATION

OF

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

(ADOPTED BY SPECIAL RESOLUTION DATED [●], 2025)

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

(ADOPTED BY SPECIAL RESOLUTION DATED [●], 2025)

1.
The name of the company is Agriculture & Natural Solutions Acquisition Corporation (the “Company”).
2.
The registered office of the Company will be situated at the offices of Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands or at such other location as the Directors may from time to time determine.
3.
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”).
4.
The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Act.
5.
The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.
6.
The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.
7.
The authorised share capital of the Company is US$55,500 divided into 500,000,000 Class A ordinary shares of a nominal or par value of US$0.0001, 50,000,000 Class B ordinary shares of a nominal or par value of US$0.0001 and 5,000,000 preferred shares of a nominal or par value of US$0.0001 each, provided always that subject to the Companies Act and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to subdivide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.
8.
The Company may exercise the power contained in Section 206 of the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

2

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

(ADOPTED BY SPECIAL RESOLUTION DATED [●], 2025)

i

ii

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

(ADOPTED BY SPECIAL RESOLUTION DATED [●], 2025)

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to Agriculture & Natural Solutions Acquisition Corporation (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.
In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Audit Committee” means the audit committee of the Company formed pursuant to Article 147 hereof, or any successor audit committee.

“Branch Register” means any branch Register of such category or categories of Members as the Company may from time to time determine.

“Business Combination” means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) (for as long as the securities in the Company are listed on the Designated Stock Exchange) must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Fund (excluding (i) the deferred underwriting commissions, and (ii) taxes payable) at the time of the definitive agreement to enter into a Business Combination; (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations; and (c) must be approved by the affirmative vote of a majority of the Directors, which must include a majority of the independent Directors and each of the Sponsor Directors.

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Class A Shares” means the Class A ordinary Shares in the capital of the Company of $0.0001 nominal or par value designated as Class A Shares, and having the rights provided for in these Articles.

“Class B Shares” means the Class B ordinary Shares in the capital of the Company of $0.0001 nominal or par value designated as Class B Shares, and having the rights provided for in these Articles.

“Companies Act” means the Companies Act (as amended) of the Cayman Islands.

“Completion Window” means the period of time commencing on, and including the closing date of the IPO, and ending on the date that is thirty six (36) months after the closing date of the IPO.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are traded, including, but not limited to, The NASDAQ Stock Market LLC, the NYSE MKT LLC, the New York Stock Exchange LLC or any over-the-counter (OTC) market.

1

“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.

“Electronic Facility” means without limitation, website addresses and conference call systems, and any device, system, procedure, method or other facility whatsoever providing an electronic means of venue for a general meeting of the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar United States federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Founders” means the Sponsor and all Members immediately prior to the consummation of the IPO.

“Investor Group” means the Sponsor and its affiliates, successors and assigns.

“IPO” means the Company’s initial public offering of securities.

“IPO Redemption” shall have the meaning ascribed to it in Article 168.

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.

“Office” means the registered office of the Company as required by the Companies Act.

“Officers” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution” means a resolution:

(a)
passed by a simple majority of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or
(b)
approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“Ordinary Shares” means the Class A Shares and Class B Shares.

“Over-Allotment Option” means the option of the Underwriters to purchase on a pro rata basis up to 4,500,000 additional units at the IPO price, less the underwriting discounts and commissions.

“paid up” means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.

“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.

“Preferred Shares” means the Preferred Shares in the capital of the Company of $0.0001 nominal or par value designated as Preferred Shares, and having the rights provided for in these Articles.

“Principal Register”, where the Company has established one or more Branch Registers pursuant to the Companies Act and these Articles, means the Register maintained by the Company pursuant to the Companies Act and these Articles that is not designated by the Directors as a Branch Register.

“Public Shares” means the Class A Shares issued as part of the units issued in the IPO (which excludes, the Class A Shares to be issued upon the conversion of the Class B Shares).

“Redemption Price” shall have the meaning ascribed to it in Article 168.

2

“Register” means the Register of Members of the Company required to be kept pursuant to the Companies Act and includes any Branch Register(s) established by the Company in accordance with the Companies Act.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“SEC” means the United States Securities and Exchange Commission.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Series” means a series of a Class as may from time to time be issued by the Company.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” or “Member” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Act.

“signed” means bearing a signature or representation of a signature affixed by mechanical means.

“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:

(a)
passed by a majority of not less than two-thirds, other than in respect to amending any of Articles 102, 120(d) or Article 188 (except where such amendment is proposed in respect of the consummation of the Business Combination) where such majority shall be at least 90%, of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or
(b)
approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Sponsor” means Agriculture & Natural Solutions Acquisition Sponsor LLC, a Cayman Islands limited liability company.

“Sponsor Director” means any Director designated as a Sponsor Director by the Sponsor by notice in writing to the Company.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

“Trust Fund” means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter” means an underwriter of the IPO.

2.
In these Articles, save where the context requires otherwise:
(a)
words importing the singular number shall include the plural number and vice versa;
(b)
words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

3

(c)
the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;
(d)
reference to a dollar or dollars or USD (or $) and to a cent or cents is reference to dollars and cents of the United States of America;
(e)
reference to a statutory enactment shall include reference to any amendment or reenactment thereof for the time being in force;
(f)
reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and
(g)
reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another.
3.
Subject to the preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.
The business of the Company may be commenced at any time after incorporation.
5.
The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.
6.
The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.
7.
The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Act and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Act, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Act and the rules or requirements of any Designated Stock Exchange.

SHARES

8.
Subject to these Articles, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, all Shares for the time being unissued shall be under the control of the Directors who may:
(a)
issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and
(b)
grant options with respect to such Shares and issue warrants or similar instruments with respect thereto; and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued; provided however that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a conversion described in Articles 14 to 19.
9.
The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any Class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO (or the immediately following business day if such 52nd day is not a business day) unless the Underwriters inform the Company of their decision to allow earlier separate trading, subject to the Company filing a Current Report on Form 8-K with the SEC,

4

containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO and the issuance of a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.
10.
The Directors, or the Shareholders by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and Series and sub-series and the different Classes and sub-classes and Series and sub-series shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.
11.
The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his or her subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.
12.
The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.
13.
Except as otherwise specified in these Articles or required by law or Designated Stock Exchange rule, the holders of the Class A Shares and the Class B Shares (on an as converted basis) shall vote as a single class.

FOUNDER SHARES CONVERSION, ANTI-DILUTION RIGHTS AND LIMITATIONS

14.
Subject to adjustment as provided in Article 15, Class B Shares shall be automatically converted into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) (i) at the time of a Business Combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of the Business Combination, as may be determined by the directors of the Company) or, (ii) at the option of the holders of Class B Shares, any time prior to the consummation of a Business Combination, subject to adjustment to account for share subdivisions, share capitalisations, reorganisations, recapitalisations, or other adjustments to the aggregate authorised or issued share capital of the Company.
15.
Notwithstanding the Initial Conversion Ratio, unless and to the extent the holders of a majority of the issued and outstanding Class B Shares agree to waive such anti-dilution adjustment, in the case that additional Class A Shares or equity linked securities are issued or deemed issued in connection with the initial Business Combination the issued and outstanding Class B Shares shall automatically be converted into such number of Class A Shares as is equal to, on an as-converted basis, twenty percent (20%) of the sum of:
(a)
the total number of Class A Shares and Class B Shares in issue at the time of the IPO (including pursuant to any Over-Allotment Option); plus
(b)
the total number of Class A Shares issued or deemed issued, or issuable upon the conversion or exercise of any equity-linked securities issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding (x) any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, or to be issued, to any seller in the initial Business Combination and (y) Class A Shares issuable upon exercise of private placement warrants issued to the Sponsor, the Investor Group or any members of the Company’s management team upon conversion of working capital loans.

The term “equity-linked securities” refers to any securities of the Company or any of the Company’s subsidiaries which are convertible into, or exchangeable or exercisable for, equity securities of the Company or such subsidiary, including any private placement of equity or debt.

For the avoidance of doubt, such Class A Shares issued upon conversion will not have any redemption rights or be entitled to proceeds of liquidation from the Trust Fund if the Company does not consummate the Business Combination within the Completion Window.

16.
Notwithstanding anything to the contrary contained herein in no event shall the Class B Shares convert into Class A Shares at a ratio that is less than one-for-one.

5

17.
References in Articles 14 to Article 19 to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.
18.
Each Class B Share shall convert into its pro rata number of Class A Shares as set forth in this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the issued and outstanding Class B Shares shall be converted pursuant to these Articles and the denominator of which shall be the total number of issued and outstanding Class B Shares at the time of conversion.
19.
The Directors may effect such conversion in any manner available under applicable law, including redeeming or repurchasing the relevant Class B Shares and applying the proceeds thereof towards payment for the new Class A Shares. For purposes of the repurchase or redemption, the Directors may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of amounts standing to the credit of the Company’s share premium account or out of its capital.
20.
Notwithstanding anything to the contrary herein, the holders of Class B Shares shall not be entitled to any: (a) right, title, interest or claim of any kind in or to any assets held in the Trust Fund, including upon a liquidation, dissolution or winding up of the Company, or (b) redemption rights (other than a conversion to Class A Shares in exchange for Class B Shares, as described above) in connection with the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase Class A Shares in connection with a shareholder vote to amend these Articles (i) in a manner that would modify the substance or timing of the Company’s obligation to redeem 100% of the Class A Shares included as part of the units issued in the IPO if the Company has not completed an initial Business Combination within the Completion Window or (ii) with respect to any other provision relating to the rights of holders of the Class A Shares or pre-initial Business Combination activity.

MODIFICATION OF RIGHTS

21.
Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class only be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued Shares of the relevant Class (other than with respect to a waiver of the anti-dilution provisions by agreement of a majority of the issued and outstanding Class B Shares in accordance with Article 15 hereof), or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a majority of two-thirds of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him or her. For the purposes of this Article the Directors may treat all the Classes or any two (2) or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.
22.
The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them, any variation of the rights conferred upon the holders of Shares of any other Class or the redemption or purchase of any Shares of any Class by the Company.

CERTIFICATES

23.
If so determined by the Directors, any Person whose name is entered as a Member in the Register may receive a certificate in the form determined by the Directors. All certificates shall specify the Share or Shares held by that Person and the amount

6

paid up thereon, provided that in respect of a Share or Shares held jointly by several Persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the Member entitled thereto at the Member’s registered address as appearing in the Register.
24.
Every share certificate of the Company shall bear legends required under the applicable laws, including the Exchange Act.
25.
Any two (2) or more certificates representing Shares of any one Class held by any Member may at the Member’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of $1.00 or such smaller sum as the Directors shall determine.
26.
If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request subject to delivery of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.
27.
In the event that Shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

28.
The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated. No fractional shares will be issued upon exercise of warrants. If, upon exercise of warrants or Rights, a holder would be entitled to receive a fractional interest in a Share, the Company will, upon exercise, round down to the nearest whole number of Class A shares to be issued to the warrant holder.

LIEN

29.
The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share (whether or not fully paid) registered in the name of a Person indebted or under liability to the Company (whether he or she is the sole registered holder of a Share or one (1) of two (2) or more joint holders) for all amounts owing by him or her or his or her estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it.
30.
The Company may sell, in such manner as the Directors may determine, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his or her death or bankruptcy.
31.
For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he or she shall not be bound to see to the application of the purchase money, nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.
32.
The proceeds of the sale after deduction of expenses, fees and commission incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

7

CALLS ON SHARES

33.
Subject to the terms of the allotment and issue of any Shares, the Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen (14) days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.
34.
The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.
35.
If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.
36.
The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.
37.
The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.
38.
The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him or her, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES

39.
If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.
40.
The notice shall name a further day (not earlier than the expiration of fourteen (14) days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.
41.
If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.
42.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.
43.
A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him or her to the Company in respect of the Shares forfeited, but his or her liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.
44.
A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.
45.
The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the

8

application of the purchase money, if any, nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.
46.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

47.
Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to, the Exchange Act), a Member may transfer all or any of his or her Shares. If the Shares in question were issued in conjunction with options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Shares without evidence satisfactory to them of the transfer of such option or warrant.
48.
The instrument of transfer of any Share shall be in (a) any usual or common form, (b) such form as is prescribed by the Designated Stock Exchange, or (c) any other form as the Directors may determine and shall be executed by or on behalf of the transferor (or otherwise as prescribed by the rules and regulations of the Designated Stock Exchange) and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.
49.
Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor.
50.
The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.
51.
All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

TRANSMISSION OF SHARES

52.
The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two (2) or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.
53.
Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself or herself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.
54.
A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered Shareholder, except that he or she shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF SHARE CAPITAL

55.
The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.
56.
The Company may by Ordinary Resolution:

9

(a)
consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;
(b)
convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;
(c)
subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and
(d)
cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.
57.
The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

58.
Subject to the Companies Act and the rules of the Designated Stock Exchange, the Company may:
(a)
issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;
(b)
purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;
(c)
make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Act, including out of its capital; and
(d)
accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.
59.
With respect to redeeming, repurchasing or surrendering the Shares:
(a)
Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 168 and 170;
(b)
Shares held by the Founders shall be surrendered by the Founders on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own Class B Shares, on an as converted basis, which shall be equal to twenty percent (20%) of the Company’s issued Shares after the IPO; and
(c)
Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 164(b).
60.
Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.
61.
The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.
62.
The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

TREASURY SHARES

63.
Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

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64.
No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be declared or paid in respect of a Treasury Share.
65.
The Company shall be entered in the Register as the holder of the Treasury Shares provided that:
(a)
the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;
(b)
a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.
66.
Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

GENERAL MEETINGS

67.
The Directors (by majority approval), the chief executive officer, or the chairman (as applicable) may, whenever they think fit, convene a general meeting of the Company. Members shall not have the right to call a general meeting of the Company except as provided for in Article 72.
68.
For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting at such time and place (including any Electronic Facility) as may be determined by the Directors in accordance with the rules of the Designated Stock Exchange, unless such Designated Stock Exchange does not require the holding of an annual general meeting.
69.
The Directors (or the chief executive officer or the chairman, as applicable) may cancel or postpone any duly convened general meeting at any time prior to such meeting for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors (or the chief executive officer or the chairman) shall give Shareholders notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors (or the chief executive officer or the chairman) may determine.
70.
Shareholders seeking to bring business before an annual general meeting of the Company, or to nominate candidates for appointment as directors at an annual general meeting, must provide written notice of such business to the Company. Such notice must be received by the Secretary at the Company’s principal office no later than the close of business on the 90th day nor earlier than the close of business on the 150th day prior to the anniversary date of the immediately preceding annual general meeting. Pursuant to Rule 14a-8 under the Exchange Act, proposals seeking inclusion in the annual proxy statement must comply with the notice periods contained therein.
71.
To be in proper written form, a Member’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such Member proposes to bring before the annual general meeting (a) a brief description of the business desired to be brought before the annual general meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Articles, the language of the proposed amendment) and the reasons for conducting such business at the annual general meeting, (b) the name and record address of such Shareholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the Class or Series and number of Shares that are owned beneficially and of record by such Shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, (d) a description of all arrangements or understandings between such Member and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such Member, (e) any material interest of such Member and the beneficial owner, if any, on whose behalf the proposal is made in such business and (f) a representation that such Member intends to appear in person or by proxy at the annual general meeting to bring such business before the annual general meeting.
72.
If at any time there are no Directors, any two (2) Shareholders (or if there is only one (1) Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

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NOTICE OF GENERAL MEETINGS

73.
At least ten (10) days’ notice in writing (but in any case no more than 60 days’ notice) counting from the date service is deemed to take place as provided in these Articles specifying the place (including any Electronic Facility), the day and the hour of the meeting and the general nature of the business, shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under these Articles, entitled to receive such notices from the Company, but with the consent of all the Shareholders entitled to receive notice of some particular meeting and attend and vote thereat, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.
74.
The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

75.
All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, any report of the Directors or of the Company’s auditors, and the fixing of the remuneration of the Company’s auditors. No special business shall be transacted at any general meeting without the consent of all Shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.
76.
No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Shareholders holding at least one-third of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.
77.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Shareholder or Shareholders present and entitled to vote shall form a quorum.
78.
If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, participation in any general meeting of the Company may be by means of any Electronic Facility, a telephone or similar communication equipment and such participation shall be deemed to constitute presence in person at the meeting.
79.
The chairman, if any, of the Directors shall preside as chairman at every general meeting of the Company and the chairman from time to time may adopt certain rules and regulations for the conduct of meetings as he or she sees fit.
80.
If there is no such chairman, or if at any general meeting he or she is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman, failing which the Shareholders present in person or by proxy shall choose any Person present to be chairman of that meeting.
81.
The chairman may adjourn a meeting from time to time and from place to place (including any Electronic Facility) either:
(a)
with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting); or
(b)
without the consent of such meeting if, in his or her sole opinion, he or she considers it necessary to do so to:
i.
secure the orderly conduct or proceedings of the meeting; or
ii.
give all persons present in person or by proxy and having the right to speak and / or vote at such meeting, the ability to do so, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen (14) days or more, notice of the adjourned meeting shall be given in the manner provided for the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

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82.
A resolution put to the vote of the meeting shall be decided on a poll.
83.
A poll shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.
84.
In the case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.
85.
A poll demanded on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

VOTES OF SHAREHOLDERS

86.
Subject to any rights and restrictions for the time being attached to any Share, every Shareholder present in person and every Person representing a Shareholder by proxy shall, at a general meeting of the Company, have one vote for each Share of which he or she or the Person represented by proxy is the holder.
87.
In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.
88.
A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him or her, by his or her committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote in respect of such Shares by proxy.
89.
No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him or her in respect of Shares carrying the right to vote held by him or her have been paid.
90.
On a poll votes may be given either personally or by proxy.
91.
The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorised or given in any such other manner as the Directors may approve. A proxy need not be a Shareholder.
92.
An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.
93.
The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.
94.
The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.
95.
A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

96.
Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual Shareholder or Director.

CLEARING HOUSES

97.
If a clearing house (or its nominee) is a Member of the Company, it may, by resolution of its directors or other governing body or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at

13

any general meeting of the Company or at any general meeting of any Class of Members of the Company provided that, if more than one person is so authorised, the authorisation shall specify the number and Class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he or she represents as that clearing house (or its nominee) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation.

DIRECTORS

98.
Subject to Articles 99, 101 and 102, the Company may by Ordinary Resolution appoint any Person to be a Director.
99.
Subject to Article 101, there shall be up to 9 Directors of the Company and the Directors may from time to time fix the maximum and minimum number of Directors to be appointed by resolution of the board of Directors.
100.
There shall be no shareholding qualification for Directors.
101.
For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of Directors. At the first annual general meeting of Members after the IPO, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of Members after the IPO, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of Members after the IPO, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until:
(a)
the expiration of their term;
(b)
until their successor shall have been duly elected and qualified; or
(c)
until their earlier death, resignation or removal.

No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

102.
Prior to the closing of an initial Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares (only) appoint any person to be a Director and remove any Director for any reason. For the avoidance of doubt (a) prior to the closing of an initial Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director; provided, however, that if all of the Class B Shares are converted prior to the date of the initial Business Combination, the holders of Class A Shares will have the right to vote on the election of Directors and (b) following the closing of an initial Business Combination, the Company may by Ordinary Resolution (of all Shareholders entitled to vote) appoint or remove any Director in accordance with these Articles.
103.
For so long as the Company’s Shares are traded on a Designated Stock Exchange, any and all vacancies in the board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the board of Directors, or the death, resignation, disqualification or removal of a Director, may be filled by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the board of Directors, and not by the Members. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. When the number of Directors is increased or decreased, the board of Directors shall, subject to Article 99, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full board of Directors until the vacancy is filled.

ALTERNATE DIRECTOR

104.
Any Director may in writing appoint another Person to be his or her alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director,

14

but shall not be authorised to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing him or her and where he or she is a Director to have a separate vote in addition to his or her own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him or her. Such alternate shall not be an Officer solely as a result of his or her appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him or her and the proportion thereof shall be agreed between them.

POWERS AND DUTIES OF DIRECTORS

105.
Subject to the Companies Act, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.
106.
The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, any chairman (or co-chairman) of the board of Directors, vice chairman of the board of Directors, a chief executive officer, a president, a chief financial officer, a secretary, a treasurer, vice-presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries or any other Officers as may be determined by the Directors), for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.
107.
The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.
108.
The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.
109.
The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him or her.
110.
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.
111.
The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any Person to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such Person.
112.
The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

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113.
Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.
114.
The Directors may agree with a Shareholder to waive or modify the terms applicable to such Shareholder’s subscription for Shares without obtaining the consent of any other Shareholder; provided that such waiver or modification does not amount to a variation or abrogation of the rights attaching to the Shares of such other Shareholders.
115.
The Directors shall have the authority to present a winding up petition on behalf of the Company on the grounds that the Company is unable to pay its debts within the meaning of section 93 of the Companies Act or where a winding up petition has been presented, apply on behalf of the Company, for the appointment of a provisional liquidator without the sanction of a resolution passed by the Company in general meeting.

BORROWING POWERS OF DIRECTORS

116.
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, or to otherwise provide for a security interest to be taken in such undertaking, property or uncalled capital, and to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

117.
The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.
118.
The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.
119.
Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

120.
The office of Director shall be vacated, if the Director:
(a)
becomes bankrupt or makes any arrangement or composition with his or her creditors;
(b)
dies or is found to be or becomes of unsound mind;
(c)
resigns his or her office by notice in writing to the Company;
(d)
prior to the closing of an initial Business Combination, is removed from office by Ordinary Resolution of the holders of the Class B Shares (only);
(e)
following the closing of an initial Business Combination, is removed from office by Ordinary Resolution of all Shareholders entitled to vote; or
(f)
is removed from office pursuant to any other provision of these Articles.

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PROCEEDINGS OF DIRECTORS

121.
The Directors may meet together (either within or outside the Cayman Islands) for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.
122.
A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.
123.
The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be two (2) or more Directors the quorum shall be two (2), and if there be one Director the quorum shall be one. A Director represented by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.
124.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his or her interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he or she is to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he or she may be interested therein and if he or she does so his or her vote shall be counted and he or she may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.
125.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his or her office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his or her office from contracting with the Company either with regard to his or her tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting of the Directors whereat he or she or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he or she may vote on any such appointment or arrangement.
126.
Any Director may act by himself or herself or his or her firm in a professional capacity for the Company, and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director; provided that nothing herein contained shall authorise a Director or his or her firm to act as auditor to the Company.
127.
The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:
(a)
all appointments of Officers made by the Directors;
(b)
the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and
(c)
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.
128.
When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.
129.
A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his or her appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of

17

Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his or her duly appointed alternate.
130.
The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.
131.
The Directors may elect a chairman of their meetings and determine the period for which he or she is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.
132.
Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.
133.
A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.
134.
All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

DIVIDENDS

135.
Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Act and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.
136.
Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.
137.
The Directors may determine, before recommending or declaring any dividend, to set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may, at the determination of the Directors, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.
138.
Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at his or her registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.
139.
The Directors when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment either in cash or in specie and may determine the extent to which amounts may be withheld therefrom (including, without limitation, any taxes, fees, expenses or other liabilities for which a Shareholder (or the Company, as a result of any action or inaction of the Shareholder) is liable).
140.
Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.
141.
If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

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142.
No dividend shall bear interest against the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

143.
The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.
144.
The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.
145.
The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.
146.
The accounts relating to the Company’s affairs shall only be audited if the Directors so determine, in which case the financial year end and the accounting principles will be determined by the Directors. The financial year of the Company shall end on 31 December of each year or such other date as the Directors may determine.
147.
Without prejudice to the freedom of the Directors to establish any other committee, if the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee (the “Audit Committee”) as a committee of the board of Directors and shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.
148.
The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

149.
Subject to the Companies Act and these Articles, the Directors may:
(a)
resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;
(b)
appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:
i.
paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or
ii.
paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;
(c)
make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;
(d)
authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:
i.
the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

19

ii.
the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and
(e)
generally do all acts and things required to give effect to any of the actions contemplated by this Article.

SHARE PREMIUM ACCOUNT

150.
The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.
151.
There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

NOTICES

152.
Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it airmail or air courier service in a prepaid letter addressed to such Shareholder at his or her address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have provided to the Company or its registrar and transfer agent, or by facsimile should the Directors deem it appropriate. Notice may also be served by electronic communication in accordance with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or by placing it on the Company’s website. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.
153.
Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.
154.
Any notice or other document, if served by:
(a)
post, shall be deemed to have been served five (5) clear days after the time when the letter containing the same is posted;
(b)
facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;
(c)
recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service;
(d)
electronic mail or other electronic communication, shall be deemed to have been served immediately upon the time of the transmission by electronic mail or approved electronic communication, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; or
(e)
placing it on the Company’s website, shall be deemed to have been served one hour after the notice or document was placed on the Company’s website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

155.
Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his or her death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his or her name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him or her) in the Share.

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156.
Notice of every general meeting of the Company shall be given to:
(a)
all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and
(b)
every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his or her death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INDEMNITY

157.
To the fullest extent permitted by law, every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions or proceedings, whether threatened, pending or completed (a “Proceeding”), costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction, (a) in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment), (b) arising as a consequence of such Indemnified Person becoming aware of any business opportunity and failing to present such business opportunity to the Company or otherwise taking any of the actions or omitting to take any of the actions permitted by the Articles under the heading “Business Opportunities”, (c) in the execution or discharge of his or her duties, powers, authorities or discretions, or (d) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive), including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending, or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere. Each Member agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his or her duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, willful default or willful neglect which may attach to such Director.
158.
No Indemnified Person shall be liable:
(a)
for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or
(b)
for any loss on account of defect of title to any property of the Company; or
(c)
on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or
(d)
for any loss incurred through any bank, broker or other similar Person; or
(e)
for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or
(f)
for any liability, obligation or duty to the Company that may arise as a consequence of such Indemnified Person becoming aware of any business opportunity and failing to present such business opportunity to the Company or otherwise taking any of the actions or omitting to take any of the actions permitted by these Articles under the heading “Business Opportunities”; or
(g)
for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto, unless the same shall happen through such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction.
159.
The Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking

21

by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under these Articles or otherwise.
160.
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.
161.
The rights to indemnification and advancement of expenses conferred on any indemnitee as set out above will not be exclusive of any other rights that any indemnitee may have or hereafter acquire pursuant to an agreement with the Company or otherwise. The rights to indemnification and advancement of expenses set out above will be contract rights and such rights will continue as to an Indemnified Person who has ceased to be a Director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

NON-RECOGNITION OF TRUSTS

162.
Subject to the proviso hereto, no Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register, provided that, notwithstanding the foregoing, the Company shall be entitled to recognise any such interests as shall be determined by the Directors.

BUSINESS COMBINATION REQUIREMENTS

163.
Notwithstanding any other provision of the Articles, the Articles under this heading “Business Combination Requirements” shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Fund pursuant to Article 170. In the event of a conflict between the Articles under this heading “Business Combination Requirements” and any other Articles, the provisions of the Articles under this heading “Business Combination Requirements” shall prevail.
164.
Prior to the consummation of any Business Combination, the Company shall either:
(a)
submit such Business Combination to its Members for approval; or
(b)
provide Members with the opportunity to have their Shares redeemed by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two (2) business days prior to the consummation of a Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay taxes if any, divided by the number of Public Shares then in issue, provided that the Company shall not redeem Public Shares if such redemption would cause a Public Share to become a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act.
165.
If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a Business Combination, it shall file tender offer documents with the SEC prior to completing a Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.
166.
If, alternatively, the Company holds a Member vote to approve a proposed Business Combination, the Company will conduct any compulsory redemption in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act and not pursuant to the tender offer rules and file proxy materials with the SEC.
167.
At a general meeting called for the purposes of approving a Business Combination pursuant to these Articles:
(a)
one or more Shareholders holding at least one-third of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum; and
(b)
in the event that a majority of the Shares voted are voted for the approval of a Business Combination, the Company shall be authorised to consummate a Business Combination.

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168.
Where such redemptions in connection with an initial Business Combination are not conducted via the tender offer rules pursuant to Article 165, any Member holding Public Shares who is not a Founder, officer or Director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”), provided that (a) no such Member acting together with any affiliate of his or any other person with whom he or she is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than twenty percent (20%) of the Public Shares without the prior consent of the Directors, (b) any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares, and (c) the Company shall not be required to redeem Public Shares if such redemption would cause the Company’s Class A Shares to become a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two (2) business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he or she is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund calculated as of two (2) business days prior to the consummation of a Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the “Redemption Price”).
169.
The Redemption Price may be paid either immediately prior to or promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.
170.
(a) In the event that either the Company does not consummate a Business Combination within the Completion Window, or such later time as the Members of the Company may approve in accordance with these Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
(b)
If any amendment is made to Article 170(a) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within the Completion Window, or any amendment is made with respect to any other provisions of these Articles relating to the rights of holders of Class A Shares or pre-initial business combination activity, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, provided that the Company shall not be required to redeem Public Shares if such redemption would cause a Public Share to become a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act such that the redemption would cause the Company’s net tangible assets to be less than $5,000,001.
171.
Except for the withdrawal to pay taxes, if any, none of the funds held in the Trust Fund shall be released from the Trust Fund until the earlier of an IPO Redemption pursuant to Article 168, a repurchase of Shares by means of a tender offer pursuant to Article 164(b), a distribution of the Trust Fund pursuant to Article 170(a) or an amendment under Article 170(b). In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Fund.
172.
Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 14 where the holders of such Shares have waived any rights to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other securities that would

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entitle the holders thereof to: (a) receive funds from the Trust Fund; or (b) vote on any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination.
173.
The Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Fund (net of amounts previously disbursed to the Company’s management for working capital purposes and excluding the amount of deferred underwriting discounts held in the Trust Fund and taxes payable) at the time of the Company’s signing of a definitive agreement in connection with a Business Combination. An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.
174.
Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.
175.
A Director may vote in respect of any Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors. A resolution of the Directors to approve a Business Combination will only be validly passed if all Sponsor Directors and a majority of the independent directors (as defined pursuant to the rules and regulations of the Designated Stock Exchange) vote in favor of the Business Combination.
176.
The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.
177.
The Company may enter into a Business Combination with a target business that is affiliated with the Sponsor, the Directors or Officers of the Company if such transaction were approved by a majority of the independent directors (as defined pursuant to the rules and regulations of the Designated Stock Exchange) and the Directors that did not have an interest in such transaction. In the event the Company enters into a Business Combination with an entity that is affiliated with the Sponsor, Officers or Directors, the Company, or a committee of independent directors (as defined pursuant to the rules and regulations of the Designated Stock Exchange), will obtain an opinion that our initial Business Combination is fair to the Company from a financial point of view from either an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, Inc. or an independent accounting firm.

BUSINESS OPPORTUNITIES

178.
In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more other organizations, including members of the Investor Group (each of the foregoing, an “Officer and Director Related Person”) may serve as Directors and/or Officers of the Company; and (b) such organizations (the “Officer and Director Related Entities”) and the Investor Group engage, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the Articles under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Officer and Director Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, Directors and Members in connection therewith.
179.
To the fullest extent permitted by law, the Investor Group, the Officer and Director Related Entities and the Officer and Director Related Persons shall have no duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which (a) may be a corporate opportunity for any of the Investor Group or the Officer and Director Related Entities, on the one hand, and the Company, on the other, or (b) the presentation of which would breach an existing legal obligation of a Director or Officer to any other entity. To the fullest extent permitted by law, the Investor Group, Officer and Director Related Entities and the Officer and Director Related Persons shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer of the Company solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another Person, or does not communicate information regarding such corporate opportunity to the Company and further, the Company hereby waives any claim or cause of action it may have with respect to the foregoing.

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180.
Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and another entity, including any of the Investor Group or any Officer and Director Related Entity, about which a Director and/or Officer of the Company acquires knowledge.
181.
To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

WINDING UP

182.
If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he or she thinks fit in satisfaction of creditors’ claims. Subject to the rights attaching to any Shares (including such rights granted in Article 170), in a winding up:
(a)
if the assets available for distribution amongst the Shareholders shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Shareholders in proportion to the par value of the Shares held by them; or
(b)
if the assets available for distribution amongst the Shareholders shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Shareholders in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.
183.
If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

AMENDMENT OF ARTICLES OF ASSOCIATION

184.
Subject to the Companies Act and the rights attaching to the various Classes, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

185.
For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may, by any means in accordance with the requirements of the Designated Stock Exchange, provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case forty (40) days. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the Register shall be so closed for at least ten (10) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.
186.
In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within ninety (90) days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.
187.
If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend

25

is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

188.
The Company may by resolution of the Directors resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing (including, but not limited to, the approval of the organisational documents to be adopted by the Company in such other jurisdiction to the extent applicable). In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

MERGERS AND CONSOLIDATION

189.
The Company may merge or consolidate in accordance with the Companies Act.
190.
To the extent required by the Companies Act, the Company may by Special Resolution resolve to merge or consolidate the Company.

DISCLOSURE

191.
The Directors, or any authorised service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register and books of the Company.

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PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

Agriculture & Natural Solutions Acquisition Corporation

712 Fifth Avenue, 36th Floor

New York, NY 10019

EXTRAORDINARY GENERAL MEETING

OF AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON , 2025.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2025, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Agriculture & Natural Solutions Acquisition Corporation (the “Company”) to be held at a.m. Eastern Time on , 2025, via live webcast at , and hereby appoints Robert (Bert) Glover and Thomas Smith (the “Proxies”), and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all Class A ordinary shares or Class B ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof (the “Shares”), with all the powers the undersigned would have if personally present (virtually). Without limiting the general authorization hereby given, the Proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the reverse side)

Please mark vote as indicated in this example	☒THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution, an amendment and restatement of the amended and restated memorandum and articles of association of the Company currently in effect by their deletion in their entirety and the substitution in their place of the Amended and Restated Memorandum and Articles of Association annexed hereto is hereby approved.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, if presented, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares and Class B ordinary shares in the capital of the Company represented (either in person (virtually) or by proxy) to approve the Extension Amendment Proposal be and is hereby approved.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2025

(Signature)

(Signature if held Jointly)

When the Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.

The Shares represented by this proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy card will be voted “FOR” each of Proposals 1 and 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.